COOPERATION AGREEMENT

HỢP ĐỒNG LIÊN KẾT

BETWEEN

TIN NGHIA PETROL JOINT STOCK COMPANY

And

TIN NGHIA PETROL TRADING COMPANY LIMITED

GIỮA

CÔNG TY CỔ PHẦN XĂNG DẦU TÍN NGHĨA

Và

CÔNG TY TNHH MỘT THÀNH VIÊN KINH DOANH XĂNG DẦU TÍN NGHĨA

June 2009

Tháng 06 năm 2009

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TABLE OF CONTENTS

COOPERATION AGREEMENT

6

ARTICLE 1.

DEFINITIONS AND INTERPRETATION

8

ARTICLE 2.

TERM OF THE AGREEMENT

9

CHAPTER I – DEVELOPMENT OF THE SYSTEM OF GAS STATIONS

10

ARTICLE 3.

COOPERATION FOR DEVELOPING THE SYSTEM OF GAS STATIONS

10

ARTICLE 4.

CAPITAL CONTRIBUTION

10

ARTICLE 5.

TITLE OF PROJECT ASSETS

11

ARTICLE 6.

OPERATION OF THE PROJECT

12

ARTICLE 7.

SHARING REVENUE, RIKS AND EXPENSES

13

ARTICLE 8.

PROJECT MANAGEMENT

13

ARTICLE 9.

ACCOUNTING AND AUDITING

14

ARTICLE 10.

INSURANCE

14

CHAPTER 2 - FINANCIAL SUPPORT

15

ARTICLE 11.

FACILITY LIMIT

15

ARTICLE 12.

PROCEDURE FOR ISSUANCE OF CREDIT

16

ARTICLE 13.

INTEREST AND INTEREST CALCULATION

17

ARTICLE 14.

REPAYMENT

17

CHAPTER 3 – GENERAL PROVISIONS

18

ARTICLE 15.

PRINCIPLE OF DECIDING ISSUES IN RELATION TO THE PROJECT

18

ARTICLE 16.

TAX

19

ARTICLE 17.

CONVENANTS OF TIMEX PETROL TRADE

19

ARTICLE 18.

EXCLUSIVITY

21

ARTICLE 19.

UNDERTAKING OF PERFORMANCE

21

ARTICLE 20.

EVENTS OF DEFAULT

21

ARTICLE 21.

FORCE MAJEURE

22

ARTICLE 22.

NOTICE

23

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ARTICLE 23.

CONFIDENTIALITY IMFORMATION

24

ARTICLE 24.

APPLICABLE LAW AND DISPUTE RESOLUTION

24

ARTICLE 25.

VALIDITY OF AGREEMENT AND AMENDMENTS AND SUPPLEMENTS TO AGREEMENT  24

ANNEX 1 – LIST OF EXISTING GAS STATIONS

26

ANNEX 2 – INDEBTEDNESS CERTIFICATE

28

ANNEX 3 – APPLICATION FOR PAYMENT GUARANTEES

30

ANNEX 4 – GUARANTEE CERTIFICATE AND COVENANTS OF TIN NGHIA COMPANY

33

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 MỤC LỤC

HỢP ĐỒNG LIÊN KẾT

6

ĐIỀU 1.

CÁC ĐỊNH NGHĨA VÀ GIẢI THÍCH

8

ĐIỀU 2.

THỜI HẠN HỢP ĐỒNG

9

CHƯƠNG I – PHÁT TRIỂN HỆ THỐNG CÁC TRẠM XĂNG

10

ĐIỀU 3.

HỢP TÁC PHÁT TRIỂN HỆ THỐNG CÁC TRẠM XĂNG

10

ĐIỀU 4.

GÓP VỐN DỰ ÁN

10

ĐIỀU 5.

SỞ HỮU TÀI SẢN DỰ ÁN

11

ĐIỀU 6.

KINH DOANH DỰ ÁN

12

ĐIỀU 7.

PHÂN CHIA DOANH THU, RỦI RO VÀ CHI PHÍ

13

ĐIỀU 8.

ĐIỀU HÀNH DỰ ÁN

13

ĐIỀU 9.

SỔ SÁCH KẾ TOÁN VÀ KIỂM TOÁN

14

ĐIỀU 10.

BẢO HIỂM

14

CHƯƠNG 2 – HỖ TRỢ TÀI CHÍNH

15

ĐIỀU 11.

HẠN MỨC TÍN DỤNG

15

ĐIỀU 12.

THỦ TỤC CHO VAY

16

ĐIỀU 13.

LÃI VÀ CÁCH TÍNH LÃI

17

ĐIỀU 14.

HOÀN TRẢ

17

CHƯƠNG 3 – CÁC QUY ĐỊNH CHUNG

18

ĐIỀU 15.

NGUYÊN TẮC QUYẾT ĐỊNH CÁC VẤN ĐỀ LIÊN QUAN TỚI DỰ ÁN

18

ĐIỀU 16.

THUẾ

19

ĐIỀU 17.

CAM KẾT CỦA TIMEX PETROL TRADE

19

ĐIỀU 18.

ĐỘC QUYỀN

21

ĐIỀU 19.

BẢO ĐẢM THỰC HIỆN NGHĨA VỤ

21

ĐIỀU 21.

SỰ KIỆN VI PHẠM

21

ĐIỀU 22.

SỰ KIỆN BẤT KHẢ KHÁNG

22

ĐIỀU 23.

THÔNG BÁO

23

ĐIỀU 24.

BẢO MẬT THÔNG TIN

24

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ĐIỀU 25.

LUẬT ĐIỀU CHỈNH VÀ GIẢI QUYẾT TRANH CHẤP

24

ĐIỀU 26.

HIỆU LỰC CỦA HỢP ĐỒNG VÀ CÁC BỔ SUNG, SỬA ĐỔI

24

PHỤ LỤC 1 – DANH MỤC CÁC TRẠM XĂNG HIỆN HỮU

26

PHỤ LỤC 2 – CHỨNG THƯ NHẬN NỢ

28

PHỤ LỤC 3 – ĐỀ NGHỊ BẢO LÃNH

30

PHỤ LỤC 4 – THƯ BẢO LÃNH VÀ CAM KẾT CỦA CÔNG TY TÍN NGHĨA

33

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COOPERATION AGREEMENT

HỢP ĐỒNG LIÊN KẾT

THIS COOPERATION AGREEMENT is executed by and between the following Parties on 19 June, 2009:

Hợp đồng này  được ký kết ngày 19 tháng 06 năm 2009 giữa Các bên sau đây:

TIN NGHIA PETROL JOINT STOCK COMPANY

CÔNG TY CỔ PHẦN XĂNG DẦU TÍN NGHĨA

Registered address: 95A Cach mang Thang 8 Street, Quyet Thang Ward, Bien Hoa City, Dong Nai Province

Địa chỉ : 95A, Đường Cách mạng tháng 8, Phường Quyết Thắng, Thành Phố Biên Hòa, Tỉnh Đồng Nai

Business Registration Certificate No.: 4703000608 issued by the Department of Planning and Investment of Dong Nai province on December 8, 2008

Giấy CNĐKKD số: 4703000608 do Sở Kế hoạch và Đầu tư tỉnh Đồng Nai cấp ngày 8/12/2008

Represented by Mr. Le Van Danh, title: Chief Executive Officer

Do Ông Lê Văn Danh, chức vụ: Giám đốc.

(Hereinafter referred to as “Timex A&S”)

(sau đây gọi là “Timex A&S”)

AND

VÀ

TIN NGHIA PETROL TRADING COMPANY LIMITED

CÔNG TY TNHH MTV KINH DOANH XĂNG DẦU TÍN NGHĨA

Registered address: 95A Cach mang Thang 8 Street, Quyet Thang Ward, Bien Hoa City, Dong Nai Province

Địa chỉ: 95A, Đường Cách mạng tháng 8, Phường Quyết Thắng, Thành Phố Biên Hòa, Tỉnh Đồng Nai

Business Registration Certificate No.: 3601739496 issued by the Department of Planning and Investment of Dong Nai province on June 4, 2009

Giấy CNĐKKD số: 3601739496 do Sở Kế hoạch và Đầu tư tỉnh Đồng Nai cấp ngày 4/6/2009

Represented by Mr. Quach Dan Phu, Director of Timex Petrol Trade. .

Do Ông Quách Dân Phú, chức vụ : Giám đốc, làm đại diện.

(hereinafter referred to as “Timex Petrol Trade”)

(sau đây gọi là “Timex Petrol Trade”)

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(Timex A&S and Timex Petrol Trade hereinafter are referred to as the “Party” individually or the “Parties” collectively).

(sau đây cả hai bên được gọi chung là “Các bên”)

WHEREAS

XÉT RẰNG

•

Timex A&S is a company doing business in real estate development and having experience in developing infrastructure of “Commerce and Service Centers” – a complex of gas station-commerce and service complex;

Timex A&S là một doanh nghiệp kinh doanh trong lĩnh vực phát triển bất động sản có kinh nghiệm trong việc xây dựng cơ sở hạ tầng cho các “Trung tâm Dịch vụ Thương mại” – các khu phức hợp bao gồm trạm xăng và thương mại, dịch vụ;

•

Timex A&S possesses infrastructure of 28 gas stations and has intention to construct new and/or purchase Gas Stations, Commerce and Service Centers and one fuel depot;

Timex A&S đang sở hữu cơ sở hạ tầng của 28 trạm xăng và đang có dự án xây dựng mới và/hoặc mua lại các Trạm xăng, các Trung tâm Dịch vụ Thương mại và Cảng xăng dầu;

•

Timex Petrol Trade is a company doing business in petrol;

Timex Petrol Trade là một công ty hoạt động trong lĩnh vực kinh doanh xăng dầu;

•

The Parties have agreed that the most efficient business model of gas station is a combination of gas station and other commercial forms to provide various services to local residents and commuters.  Therefore, the Parties wish to cooperate to build and develop a network of Gas Stations;

Các Bên đồng ý rằng mô hình phát triển hiệu quả trong tương lai của các trạm xăng là kết hợp các trạm xăng với các hình thức thương mại khác, cung cấp dịch vụ cho người đi đường và người dân trong khu vực.  Do đó, Các Bên mong muốn hợp tác để cùng xây dựng, phát triển mạng lưới các Trạm xăng;

•

The Parties agree that Timex Petrol Trade will carry out its petrol business on the infrastructure jointly developed by the Parties in accordance with the law and this Agreement;

Các bên sẽ giao cho Timex Petrol Trade khai thác cơ sở hạ tầng trạm xăng do hai bên cùng đầu tư thông qua kinh doanh xăng dầu theo quy định của pháp luật và Hợp đồng này;

•

The Parties agree that Timex A&S will provide financial support to the Timex Petrol Trade for its petrol business.

Các bên thống nhất rằng Timex A&S sẽ cung cấp các hỗ trợ tài chính cho Timex Petrol Trade trong hoạt động kinh doanh xăng dầu của công ty này.

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ARTICLE 1. DEFINITIONS AND INTERPRETATION

ĐIỀU 1. CÁC ĐỊNH NGHĨA VÀ GIẢI THÍCH

1.1

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

Ngoại trừ ngữ cảnh buộc phải giải thích khác, trong Hợp đồng này, các từ và cụm từ dưới đây được định nghĩa và/hoặc diễn giải như sau:

1.1.1

“Project” refers to all investment and business relating to the petrol business jointly carried out by the Parties in accordance with this Agreement;

“Dự án” là toàn bộ các hoạt động đầu tư liên quan đến kinh doanh xăng dầu do Các Bên cùng nhau thực hiện theo quy định tại Hợp đồng này;

1.1.2

“Agreement” refers to this Agreement and all annexes as amended or supplemented from time to time;

“Hợp đồng” là bản hợp đồng này cùng với các phụ lục và sửa đổi, bổ sung Hợp đồng qua từng thời kỳ (nếu có).

1.1.3

“Existing Gas Stations” refers to the gas stations and assets, properties attached therewith as provided in ANNEX 1 – LIST ;

“Các Trạm xăng Hiện hữu” là các trạm xăng và các tài sản gắn kèm được quy định tại ANNEX 1 – LIST ;

1.1.4

 “Future Gas Stations” refers to the Gas Stations to be invested and developed by the Parties in accordance with this Agreement;

“Các Trạm xăng trong Tương lai” là các Trạm xăng sẽ được Các Bên đầu tư phát triển theo quy định của Hợp đồng này;

1.1.5

“Tin Nghia Company” refers to “Công ty TNHH Một thành viên Tín Nghĩa” whose the business registration certificate number 4704000007 issued by the Department of Planning and Investment of Dong Nai province on November 3, 2004;

“Công ty Tín Nghĩa” là Công ty TNHH Một thành viên Tín Nghĩa có giấy chứng nhận đăng ký kinh doanh số 4704000007 do Sở Kế hoạch và Đầu tư tỉnh Đồng Nai cấp ngày 03/11/2004.

1.1.6

“Commerce and Service Center” consists of a Gas Station and the Commerce and Service Complex;

“Trung tâm Dịch vụ Thương mại” là khu phức hợp bao gồm Trạm xăng và Khu Dịch vụ Thương mại.

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1.1.7

“Commerce and Service Complex” consists of construction works, building and equipment built and installed in the land of a Gas Station (however excludes the Gas Station itself) for the purpose of provision of service and commerce to commuters and local residents;

“Khu Dịch vụ Thương mại” bao gồm các công trình và trang thiết bị được xây dựng và lắp đặt trên khu đất của Trạm xăng (nhưng không bao gồm Trạm xăng) cho mục đích cung cấp dịch vụ, thương mại cho người qua đường và người dân địa phương.

1.1.8

“Effective Date” is the signing date of this Agreement.

“Ngày Hiệu lực” là ngày ký Hợp đồng này.

1.1.9

“Term of the Agreement” is the term of this Agreement and any extension as provided in ARTICLE 2.

“Thời hạn Hợp đồng” là thời hạn của Hợp đồng này và các lần gia hạn hợp đồng như quy định tại 0.

1.1.10

“Gas Station” consists of the construction works for a station and the equipment attached therewith in accordance with the regulations on standards of a gas station issued by the Ministry of Science and Technology.

“Trạm xăng” bao gồm phần xây dựng cửa hàng và các thiết bị cửa hàng theo quy định về tiêu chuẩn cửa hàng, trạm kinh doanh xăng dầu do Bộ Khoa học và Công nghệ ban hành.

1.1.11

“Contribution Proportion” means proportion of capital contribution of each Party to the Project as provided in Article 4.2

“Tỷ lệ Góp vốn” là tỷ lệ đóng góp vốn vào Dự án của Các Bên và được quy định tại Điều 0

1.1.12

“Principle of No Competition Amongst the Parties” means the principle that Timex Petrol Trade shall not sell products or provide services directly compete with product or services.

“Nguyên tắc Không Cạnh tranh giữa Các Bên” là nguyên tắc theo đó Timex Petrol Trade sẽ không bán các sản phẩm hoặc cung cấp các dịch vụ cạnh tranh trực tiếp với các sản phẩm, dịch vụ Timex A&S được phép thực hiện.

1.1.13

“Laws” includes laws, decrees, circulars, decisions and guiding documents of Vietnam in relation to operation of the Project.

“Pháp luật” bao gồm các Luật, Nghị định, Thông tư, Quyết định và các văn bản hướng dẫn của Việt Nam có liên quan tới hoạt động của Dự án.

1.2

Headings of the Agreement are for convenience only and do not affect the interpretation of the Agreement.

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Những tiêu đề của Hợp đồng chỉ có mục đích thuận tiện cho việc tham chiếu và không được sử dụng để diễn giải Hợp đồng.

ARTICLE 2.

TERM OF THE AGREEMENT

ĐIỀU 2. THỜI HẠN HỢP ĐỒNG

The term of this Agreement is 50 years as from Effective Date, but shall not exceed the period of land leasing agreement from the State for each gas station.  The Parties could extend the term by an agreement in writing.

Hợp đồng này có thời hạn là 50 năm kể từ Ngày Hiệu lực của Hợp đồng, nhưng không vượt quá thời hạn thuê đất của Nhà nước đối với từng Trạm xăng. Các Bên có thể gia hạn Hợp đồng bằng văn bản nếu hợp đồng thuê đất còn hiệu lực.

CHAPTER I – DEVELOPMENT OF THE SYSTEM OF GAS STATIONS

CHƯƠNG I – PHÁT TRIỂN HỆ THỐNG CÁC TRẠM XĂNG

ARTICLE 3. COOPERATION FOR DEVELOPING THE SYSTEM OF GAS STATIONS

ĐIỀU 3. HỢP TÁC PHÁT TRIỂN HỆ THỐNG CÁC TRẠM XĂNG

3.1

Purpose of cooperation:  The Parties will cooperate to invest for the purposes of (i) exploiting the Existing Gas Stations and (ii) development of the network of Gas Stations during the Term of the Agreement.

Mục đích hợp tác: Các Bên sẽ hợp tác đầu tư phát triển để (i) khai thác các Trạm xăng Hiện hữu và (ii) mở rộng mạng lưới các Trạm xăng trong suốt Thời hạn Hợp đồng.

3.2

The Parties agree that, in case where there is a change of the Vietnamese laws in relation to the scope of business of a Party (including removal of restrictions or special business conditions imposed on a Party), the Parties shall amend or terminate this Agreement to comply with such changes.

Các Bên thỏa thuận rằng trong trường hợp Pháp luật Việt Nam có những thay đổi quy định liên quan tới các quyền kinh doanh của Các Bên (bao gồm việc loại bỏ các hạn chế hoặc các điều kiện kinh doanh đặc biệt), Các Bên sẽ tiến hành sửa đổi hoặc chấm dứt Hợp đồng này cho phù hợp với những thay đổi đó của Pháp luật.

ARTICLE 4. CAPITAL CONTRIBUTION

ĐIỀU 4. GÓP VỐN DỰ ÁN

4.1

The Project Capital shall be formed by the Parties’ contribution and/or loan borrowed from a third party(ies).

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The initial Project Capital consists of the value of 28 gas stations belonging to Timex A&S and assessed by an independent authoriry under both Parties’ agreement.

Vốn Dự án hình thành từ nguồn vốn góp của Các Bên góp và/hoặc vay của bên thứ ba.

Vốn Dự án ban đầu bao gồm trị giá của 28 Trạm xăng thuộc sở hữu của Timex A & S và được xác định giá trị bởi một cơ quan có chức năng độc lập do hai bên thỏa thuận.

4.2

Contribution Proportion:

Tỷ lệ Góp vốn:

4.2.1

Timex A&S shall contribute 98% (ninety eight percents) of the Project Capital.

Timex A&S góp 98% (chín mươi tám phần trăm) Vốn Dự án.

4.2.2

Timex Petrol Trade shall contribute 02% (two percents) of the Project Capital.

Timex Petrol Trade góp 02% (hai phần trăm) Vốn Dự án.

4.3

Form and schedule of contribution:

Hình thức góp vốn và lịch biểu góp vốn:

4.3.1

The Parties could adjust the Project Capital based on actual performance of the Project.  In the case of such adjustment, the capital contribution of each Party shall be adjusted in accordance with the Contribution Proportion.

Vốn Dự án có thể được Các Bên điều chỉnh theo thực tế thực hiện Dự án.  Phần vốn góp của Các Bên trong trường hợp điều chỉnh Vốn Dự án sẽ được điều chỉnh tương ứng với Tỷ lệ Góp vốn.

4.3.2

The Parties will agree in writing on the volume of capital, form and schedule of capital contribution.

Các bên sẽ thỏa thuận bằng văn bản về lịch trình, hình thức và số lượng góp vốn.

4.4

The capital contribution shall be paid into an account mutually chosen by the Parties for the purpose of capital contribution only.

Các Bên sẽ góp vốn vào một tài khoản chung mở tại một ngân hàng do hai Bên lựa chọn và được sử dụng riêng cho việc góp vốn.

ARTICLE 5. TITLE OF PROJECT ASSETS

ĐIỀU 5. SỞ HỮU TÀI SẢN DỰ ÁN

5.1

Project Assets include: 28 Existing Gas Stations and Future Gas Stations. The assets of Future Gas Stations shall be agreed by the Parties when the Parties invest in building and purchasing such gas stations.

  Page 11 / 36

Tài sản Dự án bao gồm: 28 Trạm xăng Hiện hữu và Các Trạm xăng trong Tương lai. Danh mục tài sản của Các Trạm xăng trong Tương lai sẽ được Các Bên thỏa thuận chi tiết khi tiến hành đầu tư (xây dựng hoặc mua mới) các trạm xăng này.

5.2

The Parties agree that title of the Project Assets shall be as follows:

With regard to Gas Stations: during the Term of the Agreement, the Parties are co-owners of Gas Stations in accordance with the provision on ownership in common as provided in Article 216 of Civil Code No.33/2005/QH11.

Các Bên thỏa thuận quyền sở hữu đối với Tài sản Dự án như sau:

Đối với Các Trạm xăng: trong suốt Thời hạn Hợp đồng, Các Bên là đồng sở hữu chung của Các Trạm xăng theo quy định về sở hữu chung theo phần quy định tại Điều 216 của Bộ luật Dân sự số 33/2005/QH11.

ARTICLE 6. OPERATION OF THE PROJECT

ĐIỀU 6. KINH DOANH DỰ ÁN

6.1

The Parties shall operate the Commerce and Service Centers as follows:

Trên cơ sở các Trung tâm Dịch vụ Thương mại, Các Bên sẽ tiến hành kinh doanh khai thác như sau:

6.1.1

Timex Petrol Trade shall:

carry out petrol business at Gas Stations in accordance with Decree No.55/2007/ND-CP dated April 6, 2007 on business of petrol.  Timex Petrol Trade has the exclusive right to use Gas Stations for conducting its petrol business for the Term of the Agreement; and

Timex Petrol Trade sẽ kinh doanh:

xăng dầu theo quy định tại Nghị định 55/2007/NĐ-CP ngày 6 tháng 4 năm 2007 về kinh doanh xăng dầu.  Timex Petrol Trade sẽ có quyền sử dụng riêng các Trạm xăng cho hoạt động kinh doanh xăng dầu của mình trong suốt Thời hạn Hợp đồng;

6.1.2

 In accordance with its business registration certificate (or other equivalent license or certificate), Timex A&S shall:

Timex A&S sẽ kinh doanh theo quy định của Giấy chứng nhận đăng ký kinh doanh (hoặc Giấy phép có giá trị tương tự):

6.1.2.1

provide services at Commerce and Service Centers in accordance with the Laws; and

các dịch vụ thương mại liên quan tới việc khai thác các Trung tâm Dịch vụ Thương mại theo quy định của Pháp luật và

6.1.2.2

lease assets at Commerce and Service Complexes.

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cho thuê bất động sản thuộc Khu Dịch vụ Thương mại.

6.2

Each Party shall independently operate its business as provided in Article 6.1 of the Agreement in accordance with its business registration certificate.

Trong mọi trường hợp, mỗi bên sẽ tiến hành các hoạt động kinh doanh nêu tại Điều 6.1 của Hợp đồng này một cách độc lập theo giấy chứng nhận đăng ký kinh doanh của mình.

ARTICLE 7. SHARING REVENUE, PROFITS, RISKS AND EXPENSES; FISCAL YEAR OF THE PROJECT

ĐIỀU 7. PHÂN CHIA DOANH THU, LỢI NHUẬN, RỦI RO, CHI PHÍ VÀ NĂM TÀI CHÍNH CỦA DỰ ÁN

7.1

Sharing revenue, profits, risks and expenses:

Phân chia doanh thu, lợi nhuận, rủi ro và chi phí::

The Parties shall share the revenue, profits, expenses as well as bear the risks from general business operation in accordance with each Party’s Contribution Porporation.

Các bên sẽ cùng phân chia doanh thu, lợi nhuận, chi phí cũng như cùng chịu các rủi ro từ hoạt động kinh doanh chung tương ứng với tỷ lệ góp vốn của mỗi bên.

7.2

Fiscal year of the Project:

Năm tài chính của Dự án:

A fiscal year of the Project shall commence from 01 January and end at 31st December of that year. The first fiscal year of the Project shall be from the Effective Date to 31st December of that year.

Năm tài chính của Dự án được tính từ ngày 01 tháng 01 hàng năm tới ngày 31 tháng 12 của năm đó.  Năm tài chính đầu tiên của Dự án sẽ được tính từ Ngày Hiệu lực tới ngày 31 tháng 12 của năm đó.

ARTICLE 8. PROJECT MANAGEMENT

ĐIỀU 8. ĐIỀU HÀNH DỰ ÁN

The Parties agree that:

8.1

Timex Petrol Trade shall be responsible for management of all daily operations of Gas Stations.

8.2

Timex A&S shall be responsible for management of all daily operations of Commerce and Service Complexes.

Các Bên thống nhất rằng:

Timex Petrol Trade sẽ chịu trách nhiệm quản lý và điều hành toàn bộ các hoạt động thường ngày của các trạm xăng.

Timex A&S sẽ chịu trách nhiệm quản lý và điều hành toàn bộ các hoạt động thường ngày của Khu Dịch vụ Thương mại.

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ARTICLE 9. ACCOUNTING AND AUDITING

ĐIỀU 9. SỔ SÁCH KẾ TOÁN VÀ KIỂM TOÁN

9.1

Accounting book:

Sổ sách kế toán:

The Parties agree that each Party shall maintain an accounting system in accordance with the Laws.  In case of necessity, a Party has the right to access, copy, inspect, and study the other Party’s accounting books in connection to operation of the Project.

Các Bên thống nhất rằng mỗi Bên sẽ hoạch toán đầy đủ và lưu giữ sổ sách kế toán theo đúng quy định của Pháp luật.  Trong trường hợp cần thiết, mỗi Bên có quyền tiếp cận, sao chép, kiểm tra, nghiên cứu sổ sách kế toán của Bên còn lại liên quan tới hoạt động của Dự án này.

9.2

Auditing:

Kiểm toán:

Each Party has the right, at its own costs, to request one independent auditor to inspect the accounting book of the other Party in order to ensure that revenue and costs will be distributed and shared in accordance with this Agreement.  The auditor has the rights of the requesting Party as provided in Article 9.1.

Bằng chi phí của mình, một Bên có quyền yêu cầu một cơ quan kiểm toán độc lập để tiến hành kiểm toán các sổ sách kế toán của Bên còn lại đảm bảo việc phân chia doanh thu và chi phí được tiến hành đúng như quy định của Hợp đồng này.  Bên kiểm toán có các quyền như được quy định tại Điều 0.

ARTICLE 10. INSURANCE

ĐIỀU 10. BẢO HIỂM

10.1

Timex Petrol Trade shall buy mandatory insurance for Gas Stations. The Parties shall make decisions on buying other optional insurance in accordance with Article 15. Costs for insurance shall be shared by the Parties based on Contribution Proportion.  The Parties are insurance co-beneficiaries with the benefit in accordance with the Contribution Proportion.

Đối với các Trạm xăng, Timex Petrol Trade chịu trách nhiệm mua các bảo hiểm bắt buộc. Đối với việc mua bảo hiểm không bắt buộc khác sẽ do Các Bên quyết định theo nguyên tắc quy định tại Điều 15. Chi phí bảo hiểm sẽ do Các Bên chi trả theo Tỷ lệ Góp vốn. Các Bên sẽ là đồng thụ hưởng bảo hiểm theo Tỷ lệ Góp vốn.

Timex A&S shall be responsible for insurance and is the only insurance beneficiary of the Commerce and Service Complexes.

Timex A&S tự chịu trách nhiệm mua bảo hiểm và là người thụ hưởng duy nhất của bảo hiểm cho Khu Dịch vụ Thương mại.

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CHAPTER 2 - FINANCIAL GUARANTEE

CHƯƠNG 2 – ĐẢM BẢO VỀ TÀI CHÍNH

ARTICLE 11. FACILITY LIMIT

ĐIỀU 11. HẠN MỨC TÍN DỤNG

11.1

The Parties agree that Timex A&S will provide Timex Petrol Trade with financial guarantee under the form of a revolving credit facility during the Term of the Agreement in accordance with conditions and terms of this Agreement.

Các Bên thống nhất rằng Timex A&S sẽ đảm bảo cho Timex Petrol Trade về mặt tài chính thông qua việc cung cấp cho Timex Petrol Trade trong suốt Thời hạn Hợp đồng một khoản tín dụng tuần hoàn theo các điều kiện và điều khoản quy định trong Hợp đồng này.

11.2

Facility Limit shall be agreed by the Parties based on annual business operations and shall not exceed 50% (fifty percent) of the total assets of Timex A&S in the financial report of the year in question. In any case, the value total of (i) all outstanding loans, (ii) the financial provisions of Timex A&S under Guarantees issued and outstanding, and (iii) the guarantee amount paid by Timex A&S which has not yet been reimbursed by Timex Petrol Trade (or converted into a Loan), shall not exceed the Facility Limit at any time, unless otherwise agreed by Timex A&S in writing.

Hạn mức Tín dụng: do các bên thỏa thuận tùy theo hoạt động hàng năm nhưng không quá 50% (năm mươi phần trăm) tổng giá trị tài sản của Timex A&S trong báo cáo tài chính của năm đó. Trong mọi trường hợp, tổng giá trị  của (i) tất cả các Khoản vay còn chưa thanh toán, (ii) các nghĩa vụ tài chính dự phòng của Timex A&S đối với các Bảo lãnh đã phát hành và còn có hiệu lực, và (iii) số tiền bảo lãnh đã được Timex A&S thanh toán mà Timex Petrol Trade chưa hoàn trả (hoặc chuyển đổi thành một Khoản vay) sẽ không được vượt quá Hạn mức Tín dụng, ngoại trừ trường hợp Timex A&S đồng ý bằng văn bản.

11.3

Timex A&S will provide the Facility by 02 ways of:

Tín dụng được Timex A&S cung cấp dưới 02 (hai) hình thức sau:

11.3.1

loans on Timex Petrol Trade’s loan account in Vietnam Dong and with interest periods at  Timex Petrol Trade’s option but in any case up to a maximum of 1 year (hereinafter collectively referred to as “Loans” and each a “Loan”) for the purpose of business of petrol;

khoản vay bằng Đồng Việt Nam với các thời hạn tính lãi do Timex Petrol Trade lựa chọn nhưng không quá 1 năm (sau đây gọi là “Khoản vay” hoặc gọi chung thì là “các Khoản vay”) cho mục đích kinh doanh xăng dầu;

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11.3.2

guarantees denominated in Vietnam Dong issued by Timex A&S on behalf of Timex Petrol Trade and with validity period not exceeding 1 year (hereinafter collectively referred to as "Guarantees" and each as "Guarantee" ).

bảo lãnh bằng Đồng Việt Nam do Timex A&S phát hành với bên được bảo lãnh là Timex Petrol Trade và thời hạn bảo lãnh không quá 1 năm (sau đây gọi là chung là “các Bảo lãnh” và gọi riêng là “Bảo lãnh”).

ARTICLE 12. PROCEDURE FOR ISSUANCE OF CREDIT

ĐIỀU 12. THỦ TỤC CHO VAY

12.1

Proposal for Loan

Đề nghị cấp Khoản vay

Timex Petrol Trade shall send to the Timex A&S 02 originals of proposal for Loan in the writing form as stipulated in ANNEX 2 – INDEB (hereinafter referred to as "Indebtedness Certificate"). After receipt of Indebtedness Certificate, Timex A&S shall notify Timex Petrol Trade that Timex A&S does accept or does not accept such proposal. In case of acceptance, Timex A&S shall send to Timex Petrol Trade one original of approved Indebtedness Certificate at the date of receipt. In case of no acceptance, Timex A&S shall return Timex Petrol Trade 02 originals of Indebtedness Certificate with the words "Not Approved".“Not Approved” shall be used for circumstances in which Timex Petrol Trade’s Use of Loans is not for petrol business.

Timex Petrol Trade phải gửi tới cho Timex A&S 02 bản gốc đề nghị vay tiền bằng văn bản theo mẫu quy định tại ANNEX 2 – INDEB (sau đây gọi là “Chứng thư Nhận nợ”).  Ngay sau khi nhận được Chứng thư Nhận nợ, Timex A&S thông báo cho Timex Petrol Trade biết về việc có chấp thuận đề nghị vay hay không. Trong trường hợp Timex A&S chấp nhận Khoản vay, Timex A&S sẽ gửi cho Timex Petrol Trade một bản gốc Chứng thư Nhận nợ đã được phê duyệt (thực hiện trong ngày). Trong trường hợp không chấp nhận, Timex A&S gửi trả lại cho Timex Petrol Trade 02 bản gốc Chứng thư Nhận nợ với dòng chữ “Không chấp thuận”. Việc "Không chấp thuận" được áp dụng trong trường hợp Timex Petrol Trade sử dụng tiền vay ngoài mục đích phục vụ kinh doanh xăng dầu.

12.2

Proposal for Guarantee

Đề nghị cấp Bảo lãnh

Timex Petrol Trade shall send to Timex A&S 01 original of proposal for guarantee in the writing form stipulated in ANNEX 3 – APPLI (hereinafter referred to as “Application for Payment Guarantees”) at least 3 days in advance. Within 3 (three) days from the date of receipt of Application for Payment Guarantee, Timex A&S shall notify Timex Petrol Trade that Timex A&S does accept or does not accept such proposal. In case of acceptance, Timex A&S shall send to Timex Petrol Trade or beneficiary one original of approved Guarantee Certificate. In case of no acceptance, Timex A&S shall return Timex Petrol Trade such original of Application for Payment Guarantee with the words "Not Approved". “Not Approved” shall be used for circumstances in which Timex Petrol Trade’s Application for Payment Guarantees is not for petrol business.

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Timex Petrol Trade phải gửi tới trước cho Timex A&S ít nhất là 03 ngày 01 bản gốc đề nghị bảo lãnh bằng văn bản theo mẫu quy định tại ANNEX 3 – APPLI (sau đây gọi là “Đề nghị Bảo lãnh”).  Trong vòng ba (3) ngày kể từ khi nhận được Đề nghị Bảo lãnh, Timex A&S phải thông báo cho Timex Petrol Trade biết về việc có chấp thuận đề nghị bảo lãnh hay không.  Trong trường hợp chấp nhận, Timex A&S sẽ gửi cho Timex Petrol Trade hoặc người thụ hưởng một bản gốc Thư Bảo lãnh.  Trong trường hợp không chấp nhận, Timex A&S gửi trả lại cho Timex Petrol Trade bản gốc Đề nghị Bảo lãnh với dòng chữ “Không chấp thuận”. Việc "Không chấp thuận" được áp dụng trong trường hợp Timex Petrol Trade đề nghị bảo lãnh không nhằm mục đích phục vụ kinh doanh xăng dầu.

ARTICLE 13. INTEREST AND INTEREST CALCULATION

ĐIỀU 13. LÃI VÀ CÁCH TÍNH LÃI

13.1

Each Loan shall accrue interest at a rate mutually agreed on by the Parties for each such Loan and documented in the Indebtedness Certificate for such Loan; provided that such interest rate shall not exceed the basic interest rate of the State Bank of Vietnam at the time of such Loan.

Mỗi Khoản vay sẽ có mức lãi suất được các Bên thỏa thuận và được ghi nhận trong Chứng thư Nhận nợ cho mỗi Khoản vay với điều kiện là lãi suất không được vượt quá mức lãi suất cơ bản của Ngân hàng Nhà nước Việt Nam vào thời điểm cung cấp Khoản vay.

13.2

In respect of a Guarantee, Timex Petrol Trade shall pay Timex A&S a guarantee fee mutually agreed on by two parties, provided that such fee shall not exceed the basic fee of the State Bank of Vietnam at the time of such Guaratee.

Đối với mỗi Bảo lãnh, Timex Petrol Trade phải trả cho Timex A&S một khoản phí bảo lãnh do hai bên thỏa thuận nhưng không được vượt quá mức phí bảo lãnh do Ngân hàng Nhà nước Việt Nam quy định vào thời điểm cấp bảo lãnh.

13.3

Interest and guarantee fee payable by Timex Petrol Trade shall be computed on a 360-day year basis.

Lãi và phí bảo lãnh do Timex Petrol Trade trả sẽ được tính trên cơ sở 360 ngày một năm.

ARTICLE 14. REPAYMENT

ĐIỀU 14. HOÀN TRẢ

14.1

Repayment of the guarantee money paid by Timex A&S.

Hoàn trả các khoản tiền bảo lãnh đã được Timex A&S thanh toán:

After Timex A&S has paid any guarantee money to third party, Timex A&S has the right to request Timex Petrol Trade:

Sau khi Timex A&S đã thanh toán bất kỳ khoản bảo lãnh nào cho một bên thứ ba thì Timex A&S có quyền yêu cầu Timex Petrol Trade thực hiện một trong các việc sau:

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14.1.1

To convert such payment into a Loan of Time Petrol Trade and at that time the guarantee becomes invalid. Period and interest rate for such Loan will be agreed by the Parties but not exceedthe period as provided in Article 11.3.1 and the interest rate as provided in Article 13.1. Timex Petrol Trade will submit to Timex A&S the Indebtedness Certificate in accordance with ARTICLE 12.

Chuyển khoản thanh toán thành một Khoản vay của Timex Petrol Trade và tại thời điểm này khoản bảo lãnh đó không còn hiệu lực.  Thời hạn và lãi suất của Khoản vay sẽ do Các Bên thỏa thuận nhưng không vượt quá thời hạn quy định tại Điều 0 và lãi suất quy định tại Điều 11.3. Timex Petrol Trade sẽ trình cho Timex A&S Chứng thư Nhận nợ theo quy định tại 0.

14.1.2

In case where conditions of such Loan are unable to be agreed by the Parties, Timex Petrol Trade has the obligation to pay all the amounts paid by Timex A&S and relevant costs within five (05) days from the date of receipt of payment request from Timex A&S.

Trong trường hợp Các Bên không thỏa thuận được về các điều kiện của Khoản vay thì Timex Petrol Trade có nghĩa vụ thanh toán toàn bộ khoản tiền đã thanh toán của Timex A&S và các phí liên quan trong vòng 05 ngày kể từ ngày nhận được yêu cầu thanh toán của Timex A&S.

14.2

Repayment of Loans due and payable:

Hoàn trả các Khoản vay đến hạn:

Any Loan made by Timex Petrol Trade (including accrued interest and costs as determined by Timex A&S) shall be repaid on the last day of the interest period relating thereto.

Bất kỳ Khoản vay nào của Timex Petrol Trade (bao gồm tiền lãi cộng dồn và các chi phí theo quyết định của Timex A&S) phải được hoàn trả vào ngày cuối cùng của kỳ tính lãi của Khoản vay.

CHAPTER 3 – GENERAL PROVISIONS

CHƯƠNG 3 – CÁC QUY ĐỊNH CHUNG

ARTICLE 15. PRINCIPLES OF DECIDING ISSUES IN RELATION TO THE PROJECT

ĐIỀU 15. NGUYÊN TẮC QUYẾT ĐỊNH CÁC VẤN ĐỀ LIÊN QUAN TỚI DỰ ÁN

15.1

Except each Party’s business right as provided in Article 6.1, the Parties agree that all issues in relation to the Project shall be decided on the majority basis.  Voting right of each Party is based on its Contribution Proportion.

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Ngoại trừ các quyền kinh doanh của mỗi Bên như được quy định tại Điều 0, Các Bên thỏa thuận rằng mọi vấn đề liên quan tới Dự án sẽ được quyết định bằng biểu quyết theo nguyên tắc đa số. Quyền biểu quyết của mỗi Bên được tính theo Tỷ lệ Góp vốn.

15.2

The Parties might vote in their meetings or through communication in writing.  Minutes on such vote shall be made in 02 originals with the same valid, each Party keeps one original.

Việc biểu quyết có thể tiến hành tại phiên họp giữa Các Bên hoặc thông qua việc trao đổi bằng văn bản. Biên bản kết quả biểu quyết phải được lập thành 02 bản gốc, mỗi Bên giữ một bản có giá trị pháp lý như nhau.

15.3

Where the Law permits and the restrictions on the scope of business of Timex A&S has been removed, the Parties agree that Timex A&S has the right to purchase all or a part of the capital contribution in Timex Petrol Trade at a price determined by the valuation authorities.

Khi Pháp luật cho phép và không có các hạn chế đối với ngành nghề kinh doanh của Timex A&S, Các Bên thống nhất rằng Timex A&S có quyền tiến hành mua lại toàn bộ hoặc một phần phần vốn góp tại Timex Petrol Trade với giá mua do cơ quan có chức năng định giá xác định.

ARTICLE 16. TAX

ĐIỀU 16. THUẾ

Parties shall be jointly responsible to the State for taxes and financial obligations in relation to the business operations in accordance with the Contribution Proportion.

Các bên sẽ cùng chịu trách nhiệm trả mọi khoản thuế và các nghĩa vụ tài chính khác với Nhà nước liên quan tới hoạt động kinh doanh tương ứng với phần vốn góp.

ARTICLE 17. CONVENANTS OF TIMEX PETROL TRADE

ĐIỀU 17. CAM KẾT CỦA TIMEX PETROL TRADE

During the term of Agreement, Timex Petrol Trade shall:

Trong suốt Thời hạn Hợp đồng, Timex Petrol Trade cam kết:

17.1

deliver quarterly to Timex A&S information about its business operations and financial conditions;

cung cấp cho Timex A&S thông tin về hoạt động kinh doanh và tình hình tài chính của Timex Petrol Trade hàng quý;

17.2

not use the whole or any part of the mutual assets as the guarantee assets for the third party without the written consent of Timex A&S;

không sử dụng toàn bộ hoặc một phần tài sản thuộc sở hữu chung làm tài sản đảm bảo cho một bên thứ ba khi chưa được Timex A&S đồng ý bằng văn bản;

17.3

without the prior consent of Timex A&S, not sell, lease, transfer or other disposal of (i) mutual assets in connection with the Project and (ii) any other assets of Timex Petrol Trade if the sale, lease, transfer or disposal of such assets would adversely affect the

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interest of Timex A&S. However, this provision is not applicable to (i) transactions made in the ordinary course of trading of Timex Petrol Trade or (ii) assets in exchange for other assets comparable or superior as to type, value and quality.

khi không được sự đồng ý trước của Timex A&S, Timex Petrol Trade không bán, cho thuê, chuyển nhượng hoặc chuyển giao bất kỳ tài sản nào thuộc sở hữu chung có liên quan tới Dự án hoặc việc bán, cho thuê, chuyển nhượng hoặc chuyển giao tài sản đó gây ảnh hưởng xấu đến lợi ích của Timex A&S. Tuy nhiên quy định này không áp dụng với (i) các giao dịch được thực hiện trong bối cảnh kinh doanh bình thường hàng ngày của Timex Petrol Trade, hoặc (ii) các tài sản để đổi lấy các tài sản khác tương đương hoặc tốt hơn về chủng loại, giá trị và chất lượng.

17.4

not pay, make or declare any dividend in respect of a financial year whilst any Event of Default has occurred as provided in ARTICLE 200 without the prior written consent of Timex A&S;

không được trả, phân chia hoặc công bố lợi nhuận trong năm tài chính khi đang xảy ra Sự kiện Vi phạm theo quy định tại 00 mà chưa được Timex A&S chấp thuận trước bằng văn bản;

17.5

obtain, comply with the terms of and do all that is necessary to maintain in full force following consents required by the Laws to enable Timex Petrol Trade (x) to carry out on the business in accordance with the provision of its investment license, (y) lawfully to enter into and perform the obligation of Timex Petrol Trade under this Agreement.

lấy được, tuân thủ các điều khoản và thực hiện các việc cần thiết để duy trì toàn bộ hiệu lực của các giấy phép theo quy định của Pháp luật để Timex Petrol Trade được (x) tiến hành việc kinh doanh phù hợp với các quy định trong giấy phép của mình, (y) ký kết và thực hiện một cách hợp pháp các nghĩa vụ của Timex Petrol Trade theo Hợp đồng này.

17.6

not enter into any amalgamation, demerger, and merger (except for the Company making lost in three consecutive years, being intervened by Government authorities or presentations of Article 15.3).

không tiến hành hợp nhất, giải thể, sáp nhập (trừ trường hợp bị thua lỗ ba năm liên tiếp,  bị can thiệp bởi cơ quan Nhà nước có thẩm quyền hoặc trường hợp xảy ra theo quy định tại điều 15.3).

17.7

not reject petrol business from business registration certificate.

không loại bỏ ngành nghề kinh doanh xăng dầu khỏi Giấy chứng nhận đăng ký kinh doanh.

17.8

not use any loan capital as provided in the Agreement not for the purpose of Loan.

không sử dụng nguồn vốn vay theo Hợp đồng này cho các mục đích trái với mục đích Khoản vay.

17.9

immediately report to Timex A&S for any litigation or dispute that related to these own business operations.

thông báo ngay lập tức cho Timex A&S về bất kỳ vụ kiện hoặc tranh chấp nào liên quan tới hoạt động kinh doanh của mình.

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ARTICLE 18. EXCLUSIVITY

ĐIỀU 18. ĐỘC QUYỀN

18.1

Timex Petrol Trade shall not enter into any agreement or contract with any person or entity (i) whose business competes with Timex A&S or (ii) the performance of such agreement or contract has adverse effect on the business of Project or (iii) agreement or contract to be signed is similar to this Agreement.

Timex Petrol Trade không được ký kết thoả thuận hoặc hợp đồng nào với bất kỳ thể nhân hoặc pháp nhân nào mà (i) có lĩnh vực kinh doanh cạnh tranh với Timex A&S  hoặc (ii) việc thực hiện thoả thuận hoặc hợp đồng này ảnh hưởng bất lợi cho việc kinh doanh của Dự án hoặc (iii) thoả thuận hoặc hợp đồng sẽ ký tương tự với Hợp đồng này.

18.2

Timex Petrol Trade undertakes to perform the Parties’ Uncompetitive Principle during the Term of the Agreement.

Timex Petrol Trade bảo đảm việc thực hiện Nguyên tắc Không Cạnh tranh giữa Các Bên trong suốt Thời hạn Hợp đồng.

ARTICLE 19. UNDERTAKING OF PERFORMANCE

ĐIỀU 19. BẢO ĐẢM THỰC HIỆN NGHĨA VỤ

To ensure Timex Petrol Trade performing its obligations under this Agreement, Tin Nghia Company shall issue the certificate in the form as set out in ANNEX 4 – GUARA.

Để đảm bảo việc thực hiện các nghĩa vụ của Timex Petrol Trade theo Hợp đồng này, Công ty Tín Nghĩa sẽ phát hành một chứng thư theo mẫu được quy định tại  ANNEX 4 – GUAR .

ARTICLE 20. EVENTS OF DEFAULT

ĐIỀU 20. SỰ KIỆN VI PHẠM

20.1

“Event of Default” is any of the following events:

“Sự kiện Vi phạm” là một trong các sự kiện sau:

20.1.1

Timex Petrol Trade fail to pay any sum due in accordance with the Agreement; or

Timex Petrol Trade không thanh toán khoản tiền nào đến hạn trả theo Hợp đồng; hoặc

20.1.2

Timex Petrol Trade starts legal proceedings for its winding-up, dissolution, bankruptcy (except for the Company making lost in three consecutive years, being intervened by Government authorities or presentations of Article 15.3); or

  Page 21 / 36

Timex Petrol Trade bắt đầu các thủ tục pháp lý nhằm chấm dứt hoạt động, giải thể, phá sản (trừ trường hợp bị thua lỗ ba năm liên tiếp, bị can thiệp bởi cơ quan Nhà nước có thẩm quyền hoặc trường hợp xảy ra theo quy định tại điều 15.3);

20.1.3

Timex Petrol Trade removes business of petrol.

Timex Petrol Trade loại bỏ hoạt động kinh doanh xăng dầu.

20.2

Upon the occurrence of one or more of Events of Default, Timex A&S shall be entitled to declare all Loans, other unpaid sum payable and accrued interest to be immediately due and payable.  In case of disputes resulting from Timex Petrol Trade is unable to pay, resolutions will be conducted pursuant to applicable laws.

Trong trường hợp xảy ra Sự kiện Vi phạm thì Timex A&S sẽ được quyền tuyên bố tất cả Khoản vay, các khoản chưa thanh toán khác và tất cả tiền lãi cộng dồn ngay lập tức đến hạn thanh toán. Trong trường hợp Timex Petrol Trade không có khả năng thanh toán mà dẫn đến tranh chấp thì việc giải quyết tranh chấp đó thực hiện theo quy định của pháp luật.

ARTICLE 21. FORCE MAJEURE

ĐIỀU 21. SỰ KIỆN BẤT KHẢ KHÁNG

21.1

An Event of Force Majeure means that could not be foreseen and out of control of each Party without its faults or negligence, which includes among other things, but without limitation, acts of government and authorities, war and revolution, civil alarm, strikes, fire, flood, natural disaster and political boycott.

Sự kiện Bất khả kháng là một sự kiện ngoài tầm kiểm soát của một Bên và không liên quan tới lỗi hoặc sự bất cẩn của Bên đó và không thể thấy trước. Các sự kiện đó có thể bao gồm, nhưng không bị giới hạn trong các sự kiện sau đây, các hoạt động của Chính phủ và cơ quan nhà nước trong phạm vi chủ quyền và quyền lực của mình, chiến tranh và cách mạng, bạo động dân sự, đình công, cháy, lũ lụt, thiên tai, dịch bệnh và tẩy chay chính trị.

21.2

If an Event of Force Majeure occurs during the Term of the Agreement, any of Parties who is prevented from performing its obligation by such event (i) shall notify the other Party in writing of such event and causes (ii) shall provide reasonable evidences. The Parties take appropriate means to minimize or remove the negative effects of such event, and to keep on performing their obligations.

Nếu Sự kiện Bất khả kháng xảy ra trong Thời hạn Hợp đồng và cản trở hoặc ngăn chặn việc thực hiện nghĩa vụ của một Bên, Bên đó phải (i) nhanh chóng thông báo cho Bên kia bằng văn bản về sự kiện đó và nguyên nhân, (ii) cung cấp cho Bên kia các bằng chứng hợp lý. Hai bên sẽ tìm kiếm mọi biện pháp thay thế khác để làm giảm nhẹ hậu quả của Sự kiện Bất khả kháng đó cũng như để thực hiện nghĩa vụ của hai bên.

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21.3

In the case where effects caused by Event of Force Majeure are unable to be overcome and any of the Parties is unable to perform its rights and obligations in the Agreement, the Parties will terminate the Agreement.

Trong trường hợp hậu quả của Sự kiện Bất khả kháng là không thể khắc phục được và một hoặc hai bên không thể thực hiện được quyền và nghĩa vụ của mình trong Hợp đồng, hai bên sẽ chấm dứt Hợp đồng.

ARTICLE 22. NOTICE

ĐIỀU 22. THÔNG BÁO

22.1

All notices sent by either Party to the other Party shall be made in writing or delivered to the address mentioned in the beginning of this Agreement.

Mọi thông báo của một Bên cho một Bên kia được thực hiện bằng văn bản gửi về địa chỉ của Bên nhận nêu tại phần đầu của Hợp đồng này.

22.2

Notice shall be sent by:

Thông báo bằng văn bản được gửi bằng cách:

22.2.1

personal delivery or post office to the address of Receiving Party; or registered mail; or

chuyển tận tay hoặc gửi qua bưu điện tới địa chỉ nêu trên của Bên nhận; hoặc gửi bằng thư bảo đảm; hoặc

22.2.2

fax to fax number of the Receiving Party.

fax tới số fax của Bên nhận.

22.3

Notice shall be deemed to have been delivered upon delivery to address of Receiving Party (for personal delivery and registered mail), or successful delivery by fax without errors.

Thông báo được coi là hoàn thành khi được giao tại địa chỉ của Bên nhận trong trường hợp chuyển tay và thư bảo đảm, hoặc việc gửi fax thành công, không có lỗi.

ARTICLE 23. CONFIDENTIALITY IMFORMATION

ĐIỀU 23. BẢO MẬT THÔNG TIN

During implementation of this Agreement, Parties shall keep and not disclose to third party about any information in relation to the Agreement, unless otherwise agreed by the Parties or required by authorities.

Trong thời gian thực hiện Hợp đồng, Các bên bảo đảm giữ bí mật và không được tiết lộ cho bên thứ ba không có trách nhiệm liên quan đến thoả thuận giữa Các bên về thông tin liên quan

  Page 23 / 36

đến Hợp đồng, trừ trường hợp Các bên có thoả thuận khác hoặc cơ quan có thẩm quyền yêu cầu.

ARTICLE 24. APPLICABLE LAW AND DISPUTE RESOLUTION

ĐIỀU 24. LUẬT ĐIỀU CHỈNH VÀ GIẢI QUYẾT TRANH CHẤP

24.1

The draft, interpretation, execution and solution of issues in relation to this Agreement shall be governed by the laws of Socialist Republic of Vietnam.

Việc xây dựng, giải thích, thực hiện và giải quyết các vấn đề liên quan đến Hợp đồng này được điều chỉnh theo các quy định của Pháp luật nước Cộng hoà Xã hội Chủ nghĩa Việt Nam.

24.2

Any dispute, disagreement or claim arising out of this Agreement and relevant documents shall be resolved amicably by the Parties.  In case where such dispute, disagreement or claim is unable to be resolved, it shall be referred to and resolved by the competent Court of Vietnam in accordance with proceeding laws.

Bất kỳ tranh chấp, bất kỳ bất đồng hay khiếu kiện nào phát sinh từ Hợp đồng này và các văn bản, tài liệu có liên quan sẽ được Các bên cùng nhau giải quyết trên nguyên tắc đôi bên cùng có lợi. Trong trường hợp không thể giải quyết được, vụ việc sẽ được đưa ra giải quyết tại Toà án có thẩm quyền của Việt Nam theo các quy định tố tụng hiện hành.

ARTICLE 25. VALIDITY OF AGREEMENT AND AMENDMENTS AND SUPPLEMENTS TO AGREEMENT

ĐIỀU 25. HIỆU LỰC CỦA HỢP ĐỒNG VÀ CÁC BỔ SUNG, SỬA ĐỔI

25.1

This Agreement comes into effect as from the date of signing to the date of completion of all obligations as provided in this Agreement or the date when this Agreement is terminated prior to the Term of the Agreement.

Hợp đồng này có hiệu lực kể từ ngày ký tới ngày Các Bên hoàn thành toàn bộ các quyền và nghĩa vụ trong Hợp đồng này hoặc ngày mà Hợp đồng này chấm dứt trước thời hạn.

25.2

During implementation of the Agreement, in case of any change of subject of the Agreement (caused by dissolution, conversion of form of business, acquisition and merger) is legal inheritor shall continue to implement all obligations and interests in accordance with this Agreement.

Trong quá trình thực hiện Hợp đồng, nếu có sự thay đổi về chủ thể Hợp đồng (giải thể, chuyển đổi loại hình doanh nghiệp, mua bán, sáp nhập doanh nghiệp) thì đơn vị thừa kế hợp pháp sẽ tiếp tục thực hiện mọi nghĩa vụ và quyền lợi như đã quy định trong Hợp đồng này.

25.3

Any supplement or amendment of this Agreement shall be made in writing and be signed by the Parties. Such supplements and amendments shall be valid from the date of signing.

Mọi bổ sung, sửa đổi Hợp đồng đều phải được lập thành văn bản và được Các bên ký xác nhận.  Các bổ sung, sửa đổi này có hiệu lực kể từ thời điểm Các bên ký xác nhận.

  Page 24 / 36

25.4

This Agreement shall be made in 04 (four) originals in billingual languague with the same validity. In case of different interpretation due to differences in languages, the version in Vietnamese will decide. Each party shall keep 02 (two) originals.

Hợp đồng này được lập thành 04 (bốn) bản song ngữ Anh – Việt có giá trị pháp lý như nhau. Trong trường hợp có sự khác biệt về ngôn ngữ do cách hiểu, cách dịch thì bản tiếng Việt có giá trị quyết định. Mỗi bên giữ 02 (hai) bản./.

FOR AND ON BEHALF OF TIMEX A&S ĐẠI DIỆN TIMEX A&S /s/ Lê Văn Danh Lê Văn Danh	FOR AND ON BEHALF OF TIMEX PETROL TRADE ĐẠI DIỆN TIMEX PETROL TRADE /s/ Quách Dân Phú Quách Dân Phú

  Page 25 / 36

ANNEX 1 – LIST OF EXISTING GAS STATIONS

PHỤ LỤC 1 – DANH MỤC CÁC TRẠM XĂNG HIỆN HỮU

Order number STT	Name of station Tên trạm xăng	Total area (m2) Tổng diện tích	The kinds of goods associated with gas-oil Hàng hóa liên quan đến xăng dầu	Note regarding location Ghi chú về địa điểm
1	Long Khánh gas station	4,934	building materials + gas fuel	the front on Highway 1, LK A centre Commune
2	Hàng Gòn gas station	1,400	Gas fuel	the front on Highway 56, No1
3	Long Binh Tân gas station	9,996	building materials + gas fuel	the front on Highway 51, applying widely
4	Phuoc Bình gas station	2,434	Gas fuel	the front on Highway 51B
5	Long Tân gas station	9,431	Gas fuel	in Nhơn Trạch industrial park(No 2)
6	Xuân Thanh gas station	1,400	building materials + gas fuel	Ngã 3 Dầu Giây Centre (No 3)
7	Tín Thành gas station	1,400	Gas fuel	the front on Highway 1, No4
8	Túc Trung gas station	1,531	Gas fuel	the front on Highway 20, No5
9	Suoi Tre gas station	2,000	Gas fuel	the front on Highway 1, No6
10	Suoi Tre 2 gas station	5,920	Gas fuel	the front on Highway 1, No7
11	Quang Trung gas station	1,394	Gas fuel	the front on Highway 20, No8
12	Gia Tân gas station	1,290	Gas fuel	the front on Highway 20, No9
13	Vĩnh An gas station	1,133	Gas fuel	Vĩnh An Town Centre (C)
14	34 gas station	795	Gas fuel	Long Khánh Town Centre
15	Xuân Tân gas station	856	Gas fuel	the front on Highway 1
16	Ngã 3 Vũng Tàu gas station	2,430	Gas fuel	the front on Hà Nội Road, No 1
17	Nhơn Trạch gas station	633	Gas fuel	in Nhơn Trạch industrial park
18	Xuân Thọ gas station	3,477	Gas fuel	the crowded resident
19	35 gas station	6,454	building materials + gas fuel	the front on Highway 1, Long Khánh Town
20	97 gas station	272	Gas fuel	the front on Highway 1
21	Phú Lý gas station	7,192	Gas fuel	the front on 767 Street, near market
22	Cầu Mới gas station	5,420	Gas fuel	the front on Highway 1K, No 2
23	Tân Bình gas station	2,360	Gas fuel	Ngã 3 Bến Cá to Tân Triều
24	Tân Phong gas station	954	Gas fuel	the front on Highway 1K, near market No 3
25	Thạnh Phú gas station	727	Gas fuel	the front on Highway 1, near hospital No 3
26	Tân Tiến gas station	1,159	Gas fuel	the front on 768 Street + near market, industrial park
27	Tân Hoà gas station	985	Gas fuel	the front on Highway 1

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28	ICD Biên Hòa gas station	240	Gas fuel	the front on Highway 51, No 5

  Page 27 / 36

ANNEX 2 – INDEBTEDNESS CERTIFICATE

PHỤ LỤC 2 – CHỨNG THƯ NHẬN NỢ

INDEBTEDNESS CERTIFICATE

CHỨNG THƯ NHẬN NỢ

To:

Tin Nghia Petrol Joint Stock Company

Kính gửi:

Công Ty Cổ Phần Cổ Phần Xăng dầu Tín Nghĩa

This Indebtedness Certificate is the Indebtedness Certificate referred to in the Cooperation Agreement (“the Agreement”) dated ______ made between TIN NGHIA PETROL TRADING COMPANY LIMITED (“TIMEX PETROL TRADE”), and TIN NGHIA PETROL JOINT STOCK COMPANY (“TIMEX A&S”). We request Loan in accordance with the detail as follows:

Chứng thư Nhận nợ này là Chứng thư Nhận nợ quy định tại Hợp đồng Liên kết (“Hợp đồng”), được ký kết vào ngày________giữa Công ty TNHH MTV Kinh doanh Xăng dầu Tín Nghĩa (“Timex Petrol Trade”), và Công Ty Cổ Phần Xăng dầu Tín Nghĩa (“Timex A&S”).  Chúng tôi đề nghị khoản vay theo các chi tiết sau đây:

Original amount of Loan: VND

Số tiền gốc của Khoản vay: VND

Interest period [            ] days, starting on [                    ] and ending on [                  ]

Kỳ tính lãi [_______] ngày, bắt đầu [________] và kết thúc [________];

Interest rate: [the interest rate after they are agreed by the parties]

Lãi suất: [theo lãi suất sau khi  đã được thỏa thuận bởi các bên]

Purpose of Loan:

Mục đích Khoản vay:

The full principle amount of such Loan together with accrued interest, and costs and expenses shall be become immediately due and payable on demand after the occurrence of an Event of Default as defined in the Agreement.

Toàn bộ Khoản vay cùng với tiền lãi, chi phí và phí tổn sẽ  đến hạn và phải trả ngay lập tức theo yêu cầu sau khi xảy ra Sự kiện Vi phạm được định nghĩa trong Hợp đồng.

We and the Lender shall have the respective rights and obligations related to the Loan to be made hereunder as set out in the Agreement, the terms and conditions of which are deemed to be incorporated hereto by reference.

Chúng tôi và Bên Cho vay có các quyền và nghĩa vụ tương ứng liên quan tới Khoản vay thực hiện theo Hợp đồng, với điều khoản và điều kiện mà trong đó được kết hợp chặt chẽ tạo nên một phần của Hợp đồng.

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TIMEX PETROL TRADE
[signed and sealed]

By: …………………………………

Title: …………………………………….

Date:…………………………..

Công ty TNHH MTV Kinh doanh Xăng dầu Tín Nghĩa
[ ký tên và đóng dấu]

Bởi :

......................................................

Chức vụ:   .....................................................

Ngày:

...................................................

We hereby agree to make the above-referred Loan upon the terms and conditions set out herein and in the Agreement.

Chúng tôi đồng ý thực hiện Khoản vay như đã quy định ở trên và các điều khoản và điều kiện trong Thỏa thuận Cho vay.

TIN NGHIA PETROL JOINT STOCK COMPANY

CÔNG TY CỔ PHẦN XĂNG DẦU TÍN NGHĨA

[signed and sealed]

[ký tên và đóng dấu]

  Page 29 / 36

ANNEX 3 – APPLICATION FOR PAYMENT GUARANTEES

PHỤ LỤC 3 – ĐỀ NGHỊ BẢO LÃNH

APPLICATION FOR PAYMENT GUARANTEES

đỀ NGHỊ BẢO LÃNH

To:

Tin Nghia Petrol Joint-Stock Company

Kính gửi:

Công ty Cổ phần Cổ Phần Xăng dầu Tín Nghĩa

Address: 95A Cach mang Thang 8 Street, Quyet Thang Ward, Bien Hoa City, Dong Nai Province,  Vietnam

Địa chỉ: 95A, Đường Cách mạng tháng 8, Phường Quyết Thắng, Thành Phố Biên Hòa, Tỉnh Đồng Nai, Việt Nam

[Date]

[Ngày]

This Application is the Application referred to in the Cooperation Agreement (“the Agreement”) dated ____ made between Tin Nghia Petrol Trading Company Limited (“Requester”) and Tin Nghia Petrol Joint-Stock Company (“TIMEX A&S”). We request Timex A&S to issue a Guarantee in accordance with information as follows:

Đề nghị bảo lãnh này là đề nghị bảo lãnh được quy định tại Hợp đồng Liên kết (“Hợp đồng”) được ký kết vào ngày ________ giữa Công ty TNHH MTV Kinh doanh Xăng dầu Tín Nghĩa (“Người Yêu cầu”), và Công ty Cổ phần Xăng dầu Tín Nghĩa (“Timex A&S”).  Chúng tôi đề nghị Timex A&S phát hành Bảo lãnh theo các thông tin sau:

(The “Additional Lender”) in relation to VND [amount] loan between the Additional Lender and the Applicant dated…..     (the “Additional Loan Agreement”)

The detail of the Guarantee shall be as follows:

(“Bên Cho vay Bổ sung”) liên quan đến [khoản tiền] Việt Nam đồng cho vay giữa Bên Cho vay Bổ sung và Người yêu cầu lập ngày... (“Thỏa thuận Cho vay Bổ sung”)

Chi tiết của Bảo lãnh như sau::

- The Beneficiary: [________] at [______], business registration certificate No.:[ ________]

  Bên thụ hưởng: [________] có địa chỉ tại[_______], giấy chứng nhận đăng ký kinh doanh số: [________]

- Maximum amount: VND

  Giá trị tối đa: VND

- Period: - [From_____________to____________]

  Thời hạn: - [Từ ___________đến ____________]

- Fees: ______________% p.a. over the maximum amount referred to above

  Phí: _______________ %/năm trên giá trị bảo lãnh tối đa ở trên

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- Purpose: to secure the obligations of the Applicant under the Additional Loan Agreement.

  Mục đích: để bảo đảm cho nghĩa vụ của Người yêu cầu theo Thỏa thuận Cho vay Bổ sung.

All the charges incurred under the Guarantee should be for our account.

Tất cả chi phí theo Bảo lãnh được trừ vào tài khoản của chúng tôi.

We hereby irrevocably and unconditionally:

Chúng tôi bằng văn bản này vô điều kiện và không huỷ ngang:

1

agree and confirm that Timex A&S may completely on the statements contained in any application for payment by the Beneficiary and is not required to make any investigation as to the accuracy contained in this application for payment.

đồng ý và xác nhận rằng Timex A&S có thể hoàn toàn tin cậy vào bất cứ đề nghị thanh toán nào của Bên thụ hưởng và không bị yêu cầu lập bất cứ cuộc điều tra nào để xác định độ chính xác của các đề nghị thanh toán này.

2

undertake to reimburse Timex A&S (i) the full amount of any payment under the guarantee certificate and (ii) all other cost in relation to solve this payment.

cam kết hoàn lại cho Timex A&S (i) toàn bộ số tiền mà Timex A&S đã thanh toán theo chứng thư bảo lãnh và (ii) tất cả chi phí khác có liên quan tới việc xử lý các khoản thanh toán này.

TIN NGHIA PETROL TRADING COMPANY LIMITED

Công ty TNHH MTV Kinh doanh Xăng dầu Tín Nghĩa
(Signed and Sealed)

(Ký tên và đóng dấu)

By

:

......................................................

Title

:

General Director

Date

:

..................................................

Bởi

: ......................................................

Chức vụ

: Tổng Giám đốc

Ngày

: ..................................................

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APPROVAL OF THE GUARANTEE

PHÊ CHUẨN CỦA BẢO LÃNH

We, Tin Nghia Petrol Joint-Stock Company, hereby agree to the terms and conditions of your Application for Payment Guarantee and hereby agree to issue the guarantee.

Chúng tôi, CÔNG TY CỔ PHẦN XĂNG DẦU TÍN NGHĨA, bằng văn bản này đồng ý với những điều khoản và điều kiện của Đề nghị bảo lãnh và bằng văn bản này đồng ý phát hành bảo lãnh.

For and on behalf of

Tin Nghia Petrol Joint-Stock Company

(Signed and Sealed)

Thay mặt

Công ty Cổ phần Cổ Phần Xăng dầu Tín Nghĩa

(Ký và đóng dấu)

[date]

[ngày]

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ANNEX 4 – GUARANTEE CERTIFICATE AND COVENANTS OF TIN NGHIA COMPANY

PHỤ LỤC 4 – THƯ BẢO LÃNH VÀ CAM KẾT CỦA CÔNG TY TÍN NGHĨA

“Công ty TNHH một thành viên Tín Nghĩa”, is a company legally incorporated and existing under Vietnamese laws, with its registered address at 96 Ha Huy Giap Street, Quyet Thang Ward, Bien Hoa City, Dong Nai Province, business registration certificate No.4704000007 issued by the Department of Planning and Investment of Dongnai province on November 3, 2004 (the “Guarantor”)

Công ty TNHH Một Thành viên Tín Nghĩa, một công ty được thành lập và hoạt động theo luật pháp Việt Nam có trụ sở chính tại Số 96, đường Hà Huy Giáp (Quốc lộ 1 cũ), phường Quyết Thắng, Thành phố Biên Hòa, giấy chứng nhận đăng ký kinh doanh số 4704000007 do Sở Kế hoạch và Đầu tư tỉnh Đồng Nai cấp ngày 31/11/2004 (“Bên Bảo lãnh”):

WHEREAS

XÉT RẰNG

Tin Nghia Petrol Joint Stock Company is a company legally incorporated and existing under Vietnamese laws, with its registered address at 95A Cach mang Thang 8 Street, Quyet Thang Ward, Bien Hoa City, Dong Nai Province, business registration certificate No.4703000608 issued by the Department of Planning and Investment of Dongnai province on December 8, 2008 (“Timex A&S”)

Công ty Cổ phần Xăng dầu Tín Nghĩa một công ty được thành lập và hoạt động theo luật pháp Việt Nam có trụ sở chính tại 95A, Đường Cách mạng tháng 8, Phường Quyết Thắng, Thành Phố Biên Hòa, Tỉnh Đồng Nai, giấy chứng nhận đăng ký kinh doanh số 4703000608 do Sở Kế hoạch và Đầu tư tỉnh Đồng Nai cấp ngày 08/12/2008 (“Timex A&S”)

And

Và

Tin Nghia Petrol Trading Company Limited is a company incorporated and validly existing under Vietnamese laws, registered address at 95A Cach mang Thang 8 Street, Quyet Thang Ward, Bien Hoa City, Dong Nai Province, business registration certificate No.3601739496 issued by the Department of Planning and Investment of Dongnai province on June 4, 2009 (“Timex Petrol Trade”)

Công ty TNHH MTV Kinh doanh Xăng dầu Tín Nghĩa một công ty được thành lập và hoạt động theo luật pháp Việt Nam có trụ sở chính tại 95A, Đường Cách mạng tháng 8, Phường Quyết Thắng, Thành Phố Biên Hòa, Tỉnh Đồng Nai, giấy chứng nhận đăng ký kinh doanh số 3601739496 do Sở Kế hoạch và Đầu tư tỉnh Đồng Nai cấp ngày 04/06/2009 và là công ty thuộc sở hữu của Bên Bảo lãnh (“Timex Petrol Trade”)

Signed the Cooperation Agreement dated 19/06/2009 (“the Agreement”)

Đã tham gia ký kết Hợp đồng Liên kết ngày 19/06/2009 (“Hợp đồng”);

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NOW THEREFORE

NAY

The Guarantor guarantees the performance of obligations of the Timex Petrol Trade under this Agreement in accordance with the terms and conditions as follows:

Bên Bảo lãnh cam kết bảo lãnh cho việc thực hiện các nghĩa vụ của Timex Petrol Trade trong việc thực hiện Hợp đồng theo các điều kiện và điều khoản sau:

ARTICLE 1.

DEFINITIONS

ĐIỀU 1.

ĐỊNH NGHĨA

Terms and phrases which are not defined in this Guarantee shall have meanings as defined in the Agreement.

Các từ và cụm từ không được định nghĩa cụ thể tại Thư bảo lãnh này sẽ có ý nghĩa như được định nghĩa trong Hợp đồng.

ARTICLE 2.

GUARANTEE

ĐIỀU 2.

BẢO ĐẢM

The Guarantor undertakes to use their shareholder’s voting right or any other measures allowed by the Vietnamese Laws and the Charter of Timex Petrol Trade to ensure that Timex Petrol Trade shall fully perform its obligations under the Agreement.

Bên Bảo đảm cam kết sử dụng quyền biểu quyết của mình hoặc bất kỳ phương thức nào khác phù hợp với Pháp luật Việt Nam và Điều lệ của Timex Petrol Trade để đảm bảo rằng Timex Petrol Trade sẽ thực hiện đầy đủ mọi nghĩa vụ của mình theo Hợp đồng.

In addition to Clause 2.1 of this Guarantee, without the prior written consent of Timex A&S, Guarantor shall not:

Ngoài bảo đảm quy định tại Điều 2.1 của Thư này, Bên Bảo đảm cam kết rằng nếu không có sự đồng ý bằng văn bản của Timex A&S, Bên Bảo lãnh sẽ:

sell, transfer, or dispose a part or the whole of its capital contribution in Timex Petrol Trade;

supplement or amend Timex Petrol Trade’s chapter in a manner that such amendment or supplement cause the performance of the Agreement is impossible or have adverse effects to the interests of Timex A&S under the Agreement;

dissolve, merger or restructure Timex Petrol Trade during the Term of the Agreement (except for the Company making lost in three consecutive years, being intervened by Government authorities or presentations of Article 15.3).

không bán, chuyển giao, cầm cố hoặc chuyển nhượng một phần hoặc toàn bộ phần vốn góp của mình trong Timex Petrol Trade;

không có những bổ sung hoặc sửa đổi điều lệ của Timex Petrol Trade dẫn tới việc không thực hiện được Hợp đồng hoặc làm thiệt hại lợi ích của Timex A&S trong Hợp đồng;

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không giải thể, sáp nhập Timex Petrol Trade trong Thời hạn Hợp đồng (trừ trường hợp bị thua lỗ ba năm liên tiếp,  bị can thiệp bởi cơ quan Nhà nước có thẩm quyền hoặc trường hợp xảy ra theo quy định tại điều 15.3 của Hợp đồng).

ARTICLE 3.

SECURITY

ĐIỀU 3.

TÀI SẢN ĐẢM BẢO

3.1.  The Guarantor shall use all its capital contribution in Timex Petrol Trade as security for its  undertakings (“Pledged Capital Contribution”).

Bên Bảo đảm sử dụng toàn bộ phần vốn góp của mình trong Timex Petrol Trade là tài sản bảo đảm cho các cam kết của mình (“Phần vốn làm Bảo đảm”).

3.2.  In case where the Guarantor or Timex Petrol Trade fails to fully perform their obligations and undertakings under this Guarantee and the Agreement, Timex A&S has the right to take over the Pledged Capital Contribution of the Guarantor in accordance with Vietnamese law. Within 30 days from the date of receiving the request to take over the Pledged Capital Contribution, the Guarantor shall carry out all necessary actions in accordance with the Vietnamese law to ensure that Timex A&S (i) receives the Pledged Capital Contribution or (ii) receives the money from the sale of the Pledged Capital Contribution to a third party in accordance with the agreement between Timex A&S and that third party.

Trong trường hợp Bên Bảo đảm hoặc Timex Petrol Trade không thực hiện các nghĩa vụ và bảo đảm của mình trong Thư bảo lãnh này và trong Hợp đồng, Timex A&S sẽ có quyền tiếp nhận Phần vốn làm Bảo đảm của Bên Bảo đảm theo thủ tục phù hợp với pháp luật Việt Nam.  Trong vòng 30 ngày kể từ ngày nhận được yêu cầu tiến hành tiếp nhận Phần vốn làm Bảo đảm, Bên Bảo đảm sẽ thực hiện toàn bộ các công việc theo quy định của pháp luật để Timex A&S nhận được (i) Phần vốn làm Bảo đảm hoặc là (ii) toàn bộ số tiền bán Phần vốn làm Bảo đảm cho một bên thứ ba theo thỏa thuận giữa Timex A&S và bên thứ ba đó.

ARTICLE 4. TAXES AND EXPENSES

ĐIỀU 4.  THUẾ VÀ CHI PHÍ

Each party shall pay their respective taxes and expenses arising from the execution and performance of this Guarantee Certificate in accordance with relevant Vietnamese laws.

Mỗi bên phải tự trả các khoản thuế và chi phí tương ứng phát sinh từ việc ký kết và thực hiện Thư bảo lãnh này theo pháp luật Việt Nam.

ARTICLE 5. THE GUARANTEE PERIOD

ĐIỀU 5. THỜI HẠN BẢO ĐẢM

This Guarantee comes into effect as from the date of signing to the date of expiration of the Term of the Agreement.
Thư bảo lãnh này có hiệu lực từ ngày ký tới ngày chấm dứt Thời hạn Hợp đồng.

ARTICLE 6. GOVERNING LAW AND DISPUTE RESOLUTION

ĐIỀU 6. LUẬT ĐIỀU CHỈNH VÀ TRANH CHẤP

The Guarantee Certificate shall be governed by the laws of the Socialist Republic of Vietnam.

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Thư Bảo lãnh này được điều chỉnh theo các quy định của pháp luật nước Cộng hoà xã hội chủ nghĩa Việt Nam.

Any dispute, divergence or complaint arising out or in connection with this Guarantee and other related documents shall be resolved amicably by the Parties. In case no settlement can be reached through consultation, such dispute is resolved by the competent Courts of Vietnam.

Bất kỳ tranh chấp, bất kỳ bất đồng hay khiếu kiện nào phát sinh từ Thư bảo lãnh này và các văn bản, tài liệu có liên quan sẽ được Các bên cùng nhau giải quyết trên nguyên tắc đôi bên cùng có lợi. Trong trường hợp không thể giải quyết được, vụ việc sẽ được đưa ra giải quyết tại Toà án có thẩm quyền của Việt Nam theo các quy định tố tụng hiện hành.

ARTICLE 7. OTHER PROVISIONS

ĐIỀU 7. ĐIỀU KHOẢN KHÁC

This Guarantee is made in 02 originals with the same valid, and each Party keeps one original.

Thư bảo lãnh này được lập thành 02 bản có giá trị như nhau. Mỗi bên giữ một bản gốc.

FOR AND ON BEHALF OF TIMEX A&S ĐẠI DIỆN TIMEX A&S _____________________________ Lê Văn Danh	FOR AND ON BEHALF OF TIN NGHIA COMPANY ĐẠI DIỆN CÔNG TY TNHH MTV TÍN NGHĨA _________________________ Quách Văn Đức

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